Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his/her capacity as an Officer of Variflex, Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

the Annual Report of the Company on Form 10-K for the year ended July 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 23, 2003

By: /s/ Raymond H. Losi II

Chief Executive Officer

Dated: October 23, 2003

By: /s/ Petar Katurich

Chief Financial Officer